AMENDMENT NO. 2
                                     TO THE
               AMENDED AND RESTATED AVONDALE SERVICES CORPORATION
                     EXECUTIVE GROUP INSURANCE BENEFIT PLAN
                                       AND
                            SUMMARY PLAN DESCRIPTION


                                    PREAMBLE

         Avondale Services Corporation (the "Company") maintains the Avondale Services Corporation Executive Group Insurance Benefit Plan pursuant to a plan document effective October 1, 1997 (the "Plan").

         The Board of Directors of Avondale Services Corporation hereby desires to amend the Plan in the following respect to increase the maximum coverage for Employee Life insurance to five million:

                                    AMENDMENT

         The  description  of  "Maximum   Coverage"  in  Article  II  under  the
description of Employee Life is hereby amended to read as follows:

                           Maximum Coverage - Five million dollars or such lesser amount as may be set forth in any applicable insurance policy.

         Executed in Avondale, Louisiana this 8th day of December, 1998.


WITNESSES:                                  AVONDALE SERVICES CORPORATION

/S/ JACKIE H. WALKER                        By: /S/ THOMAS M. KITCHEN
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/S/ JOY T. RINALDI                                  Thomas M. Kitchen
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